Rule 497(e)

File No. 333-289838

Corgi ETF Trust I

(the “Trust”)

Corgi U.S. Equities 15% Structured Buffer ETF – June Series

Corgi U.S. Equities 10% Structured Buffer ETF – June Series

Corgi Growth & Technology 15% Structured Buffer ETF – June Series

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus and
Statement of Additional Information (“SAI”),
each dated April 29, 2026

June 2, 2026

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the Outcome Period of approximately one year. Each Fund has commenced its initial Outcome Period, which began on June 1, 2026 and will end on May 31, 2027. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Corgi U.S. Equities 15% Structured Buffer ETF – June Series	CJUN	Gross: 13.89% Net: 13.59%*	The Fund seeks to provide investors with returns that generally match the price return (excluding dividends) of the SPDR® S&P 500® ETF Trust, up to the upside cap of 13.89% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses, over the period from June 1, 2026 to May 31, 2027.
Corgi U.S. Equities 10% Structured Buffer ETF – June Series	JUNC	Gross: 18.15% Net: 17.85%*	The Fund seeks to provide investors with returns that generally match the price return (excluding dividends) of the SPDR® S&P 500® ETF Trust, up to the upside cap of 18.15% (prior to taking into account management fees and other fees) while providing a buffer against the first 10% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses, over the period from June 1, 2026 to May 31, 2027.
Corgi Growth & Technology 15% Structured Buffer ETF – June Series	QQJN	Gross: 18.51% Net: 18.21%*	The Fund seeks to provide investors with returns that generally match the price return (excluding dividends) of the Invesco QQQ Trust(SM), Series 1, up to the upside cap of 18.51% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of Invesco QQQ Trust(SM), Series 1 losses, over the period from June 1, 2026 to May 31, 2027.

* Takes into account the Fund’s unitary management fee of 0.30% of average daily net assets (net of the Adviser’s contractual fee waiver of 0.10%).

In connection with the onset of each Fund’s initial Outcome Period, each Fund’s Prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the Outcome Period throughout the Prospectus are confirmed as the initial Outcome Period: June 1, 2026 through May 31, 2027.

3.	All bracketed placeholders for the Cap (including all instances of “[ ]%”) throughout the Prospectus are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

The following changes are made to the Prospectus and SAI, as applicable:

Effective immediately, all bracketed placeholders for each Fund’s ticker symbol (including all instances of “[____]” and “[ ]”) in the Prospectus and SAI are hereby deleted in their entirety and replaced with the applicable ticker symbol set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference